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[LETTERHEAD]

Mr. Alexander V. d'Arbeloff                                    August 23, 2000
20 Dudley Street
Brookline, MA  02445

         Re:      Agreement to Purchase Stock of Pegasystems Inc.
                  (the "Company")

Dear Mr. d'Arbeloff:

         Reference is made to (a) that certain lawsuit entitled Chalverus et al.
v. Pegasystems Inc. et al. (the "Action"), (b) the Stipulation of Settlement (the "Stipulation") proposed to be entered into between the parties to the Action providing for the compromise and settlement, and (c) the escrow fund (the "Fund") proposed to be created in connection with the settlement of the Action pursuant to the Stipulation, into which Fund the Company would have the option to deposit shares of its Common Stock, $.01 par value per share ("Common Stock"), for sale for the benefit of the plaintiffs in the Action. Terms are used with the same definitions as used in the Stipulation unless the context requires otherwise.

         You have indicated your desire to purchase 500,000 shares of Common Stock (the "Shares") of the Company at a per share purchase price equal to the closing price of the Common Stock as reported on Nasdaq for the average of the five business days immediately prior to the date of this Agreement which was $4.69 (the "Purchase Price").

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, you and the Company hereby agree (a) that the Company will use commercially reasonable efforts to cause the Fund, if the final settlement of the Action provides for the creation, to sell the Shares to you for the Purchase Price per share at the Closing and (b) that you will buy the Shares from the Fund for the Purchase Price at the Closing. The closing of the above-described sale of the Shares (the "Closing") shall occur on the third business day following the entry by the court of a Judgment approving the settlement of the Action as fair, reasonable and in the best interests of the class, as provided for in the Stipulation (or such other date as shall be mutually agreed upon by you, the Company and the Fund).

         In the alternative, in the event (a) that the Action does not settle on or before December 31, 2000, (b) the Fund is not established in connection with the settlement of the Action, (c) the Court does not enter the Judgment on or before December 31, 2000, or (d) the Fund does not sell the Shares to you despite the Company's commercially reasonable efforts to cause it to do so or is otherwise not permitted to do so, then the Company shall issue and sell to you pursuant to a Stock Purchase Agreement in the form attached hereto as Exhibit "A," and you shall purchase from the Company the Shares at the Purchase Price. The closing of the above-described sale of the Shares (the "Alternative Closing") shall occur on the third business day after the conditions pursuant to which the failure of the Fund to sell shares to you shall have occurred (or such other date as shall be mutually agreed upon by you and the Company.



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Mr. Alexander V. d'Arbeloff
August 23, 2000
Page 2


         You represent and warrant to and agree with the Company that each of the following statements contained in paragraphs (a) and (b) is true and correct as of this date, and will be true and correct at and as of the Closing or the Alternative Closing as applicable.

         (a) Accredited Investor; Access to Data. You are an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act") and have sufficient familiarity with the business and affairs of the Company to be able to evaluate the merits and risks of your investment in the Company through the purchase of the Shares. You have had the opportunity to ask questions of and receive answers from management of the Company concerning your acquisition of the Shares and to obtain any additional information, documents, contracts, records and books relative to the Company, its business, assets, financial condition, results of operation, liabilities (contingent or otherwise), and your investment in the company through the purchase of the Shares. You have reviewed the Company's filings with the Securities and Exchange Commission. You have sufficient experience in business, financial and investment matters to be able to evaluate the merits and risks involved in the acquisition of the Shares and to make an informed investment decision with respect to such acquisition. You understand an investment in the Shares involves a high degree of risk and can afford a complete loss of the value of the Shares and are able to bear the economic risk of holding the Shares for an indefinite period.

         (b) Restrictions on Transfer. You understand that, in the event you become an "affiliate" of the Company (as that term is defined under the Act), your ability to dispose of the Shares may be restricted, including, without limitation, pursuant to Rule 144 promulgated under the Act and Section 16 of the Securities Exchange Act of 1934, as amended. You agree, for the benefit of the Company, not to sell, transfer, or otherwise dispose of the Shares except in compliance with the Act and all applicable securities laws.

This letter shall be governed by the laws of The Commonwealth of Massachusetts, without giving effect to its conflicts of laws provisions. By your signature below, you indicate your agreement and acceptance of the terms and conditions contained herein.

PEGASYSTEMS INC.

By:      /s/ Alan Trefler
    --------------------------------
Name: Alan Trefler
Title: Chairman and CEO

Agreed to and accepted by:

By:      /s/ Alexander V. d'Arbeloff
     -------------------------------
Name:    Mr. Alexander V. d'Arbeloff

Date:    Aug 23, 2000
      -----------------


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                                    APPENDIX A

                            STOCK PURCHASE AGREEMENT

                                      Dated

                                  August         , 2000
                                        ---------

                                     between

                                PEGASYSTEMS INC.
                           a Massachusetts corporation
                                (the "Company"),

                                       and

                      Alexander V. d'Arbeloff ("Investor")

                                  INTRODUCTION

         The Company wishes to issue and sell, and the Investor wishes to purchase from the Company 500,000 shares of the Common Stock, $.01 par value per share, of the Company (the "Shares").

                              TERMS AND CONDITIONS

            ARTICLE I. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         SECTION 1.01. CORPORATE EXISTENCE AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of The Commonwealth of Massachusetts and has full corporate and other power and authority to conduct its business and own its properties as now conducted and owned.

         SECTION 1.02. POWER AND AUTHORITY RELATIVE TO THIS TRANSACTION. The Company has full power and authority and has taken all required corporate and other action necessary to authorize and permit it to execute and deliver this Agreement and all other documents contemplated hereby or thereby, to issue and sell the Shares to be issued and sold by the Company hereunder and to otherwise carry out the terms of this Agreement and all other documents or instruments contemplated hereby, and none of such actions will violate any provision of the Restated Articles of Organization or By-Laws of the Company or any provision of law, rule or regulation or will result in the breach of or constitute a default under any material agreement or instrument to which the Company is a party or by which it is bound, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company or upon the Shares. Each of this Agreement and all other documents contemplated, when executed and delivered by the Company, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

           ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

         The Investor represents and warrants to the Company that:

         SECTION 2.01. POWER AND AUTHORITY RELATIVE TO THIS TRANSACTION. The Investor has full power and authority and has taken all required action necessary to permit him to execute and deliver and to carry out the terms of this Agreement and all other documents or instruments required hereby.


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         SECTION 2.02. PURCHASE FOR INVESTMENT. The Investor is purchasing the
Shares purchased by him hereunder for investment for the Investor's own account and not with a view to the distribution thereof in violation of the securities laws. The Investor understands that (i) the Shares must be held indefinitely unless they are registered under the 1933 Act or an exemption from such registration is available; (ii) sales of the Shares made in reliance upon Rule 144 under such Act can be made only in accordance with the terms and conditions of such Rule; (iii) there can be no assurance that the conditions precedent to making sales under such Rule will have been met, and that if such Rule is not available, compliance with another exemption from registration under such Act will be required prior to the disposition of the Shares and (iv) certificates representing the Shares will bear a restrictive legend referring to standard restrictions on transfer under the 1933 Act.

         SECTION 2.03. RECEIPT OF INFORMATION. The Investor has received all information that it has requested from the Company and believes that such information is sufficient to make an informed decision with respect to the purchase of the Shares. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the financial condition of the Company and to obtain such additional information as he deemed necessary.

         SECTION 2.04. FINANCIAL RESOURCES; KNOWLEDGE AND EXPERIENCE; STATUS UNDER SECURITIES LAWS. The Investor: (a) possesses the financial resources to bear the risk of economic loss with respect to its purchase of the Shares; (b) has such knowledge and experience in financial and business matters that he is able to evaluate the merits and make an informed investment decision with respect to his purchase of the Shares; (c) qualifies as an "accredited investor" as such term is defined in Rule 501 under the 1933 Act; and (d) is experienced in investing in securities of companies in a similar stage of development as the Company and is able to fend for himself.

         SECTION 2.05. BROKERS, ETC. The Investor has dealt with no broker, finder, commission agent or person in connection with the offer or sale of the Shares and the transactions contemplated by this Agreement and is under no obligation to pay any broker's fee, finder's fee, or commission in connection with such transactions.

                           ARTICLE III. THE INVESTMENT

         SECTION 3.01. THE SHARES. Subject to the terms and conditions hereof, and in reliance on the representations and warranties contained herein, the Company shall, subject to receipt of full payment therefor as contemplated by
Section 3.02, issue and sell to the Investor, and the Investor shall purchase from the Company, 500,000 Shares at a purchase price equal to $4.69 per share (the "Purchase Price").

         SECTION 3.02. CONSIDERATION FOR THE SHARES. The Investor shall pay the purchase price of the Shares purchased by him hereunder from the Company in full at the Closing referred to in Article IV by check or by wire transfer to accounts designated in writing by the Company.

                             ARTICLE IV. THE CLOSING

         The purchase and sale of the Shares being purchased by the Investor shall take place at a closing (the "Closing") to be held at the offices of Choate, Hall & Stewart, Exchange Place, 53 State Street, Boston, Massachusetts at 10:00 a.m. local time on ________, 2000, or at such other place and time as may be mutually agreed upon in writing.


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                 ARTICLE V. CONDITIONS OF THE CLOSING - INVESTOR

         The obligations of the Investor to purchase the Shares to be purchased by him at the Closing shall be subject to the satisfaction of the following conditions at and as of the time of the Closing:

         SECTION 5.01. SALE OF SHARES. The Company shall have issued in the name of the Investor a certificate for the Shares to be issued and sold by the Company hereunder.


                  ARTICLE VI. CONDITIONS OF THE CLOSING-COMPANY

         SECTION 6.01. PAYMENT OF CONSIDERATION. The Investor shall have paid the Purchase Price of the Shares purchased by it hereunder.

                           ARTICLE VII. DEFINED TERMS

         The terms defined in this Article VII, whenever used and capitalized in this Agreement, shall, unless the context otherwise requires, have the following respective meanings:

         CLOSING:  shall have the meaning specified in Article IV.

         COMPANY:  shall mean Pegasystems Inc., a Massachusetts corporation.


         INVESTOR: shall have the meaning specified at the beginning of this Agreement.

         SHARES:   shall have the meaning specified in the Introduction.

         1933 ACT: shall mean the Securities Act of 1933, as amended.

                           ARTICLE VIII. MISCELLANEOUS

         SECTION 8.01. NOTICES. All notices to a party hereunder shall be in writing and shall be deemed to have been adequately given if delivered in person, upon facsimile transmission with receipt acknowledged by the recipient's facsimile transmission machine or by delivery by a recognized courier for overnight delivery, or three days after having been mailed, certified mail, return receipt requested, to such party at its address set forth below (or such other address as it may from time to time designate in writing to the other parties hereto).

The Company:               Pegasystems Inc.
                           101 Main Street
                           Cambridge, MA  02142
                           Attn: June M. Morris, Esq.

With a Copy to:            Robert Jahrling, Esq.
                           Choate, Hall & Stewart
                           Exchange Place
                           53 State Street
                           Boston, MA  02109

The Investor:              Mr. Alexander V. d'Arbeloff
                           20 Dudley Street
                           Brookline, MA  02445


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         SECTION 8.02. NO WAIVER. No failure to exercise and no delay in exercising, on the part of the Investor, any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         SECTION 8.03. AMENDMENTS AND WAIVERS. Except as hereinafter provided, this Agreement may be modified or amended or any term or provision may be waived by a writing signed by the Company and the Investor. No waiver of any term or provision shall be effective unless made in the same manner as an amendment of such term or provision.

         SECTION 8.04. SURVIVAL OF AGREEMENTS, ETC. All agreements, representations and warranties contained herein or made in writing by or on behalf of the Company, Investor or the Sellers in connection with the transactions contemplated shall, except where otherwise provided by their terms, survive the execution and delivery of this Agreement, the Closing pursuant to
Article IV, and any investigation at any time made by or on behalf of the Investor. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or the Sellers pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties by the Company.

         SECTION 8.05. CONSTRUCTION. This Agreement shall be governed by and construed in accordance with the law of The Commonwealth of Massachusetts. The descriptive headings of the several Sections are for convenience only and shall not control or affect the meaning or construction of any of the provisions.

         SECTION 8.06. BINDING EFFECT AND BENEFITS. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, successors and assigns, excluding assignees of the Shares, but not including any purchaser thereof in whose hands the Shares are not a restricted security as defined in Rule 144 under the 1933 Act.

         SECTION 8.07. ENTIRE AGREEMENT AND AMENDMENTS. This Agreement constitutes the entire agreement of the parties with respect to the subject matter and neither this Agreement nor any provision may be waived, modified, amended or terminated except by a written agreement signed by the parties, in accordance with the provisions of Section 8.03. To the extent any term or other provision of any other indenture, agreement or instrument by which any party is bound conflicts with this Agreement, this Agreement shall have precedence over such conflicting term or provision.

         SECTION 8.08. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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          IN WITNESS WHEREOF, the parties have executed this Agreement under seal as of the date first above written.

PEGASYSTEMS INC.



By:           ________________________

Name:         ________________________

Title:        ________________________


                                           PURCHASER:


                                           ---------------------------------
                                           Name: Mr. Alexander V. d'Arbeloff


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